                         FINA CAPITAL ACCUMULATION PLAN

                 FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1997 AND 1996

                   (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                                                                   EXHIBIT 10(e)

                                   FORM 11-K
                                 ANNUAL REPORT

                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    (MARK ONE:)
      [X]        ANNUAL REPORT PURSUANT TO SECTION 15(D) OF THE
                 SECURITIES AND EXCHANGE ACT OF 1934 (FEE REQUIRED)
                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997
      [ ]        TRANSACTION REPORT PURSUANT TO SECTION 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
                 FOR THE TRANSITION PERIOD FROM           TO

COMMISSION FILE NUMBER: 1-4014

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                         FINA CAPITAL ACCUMULATION PLAN
        (FORMERLY NAMED THRIFT PLAN OF AMERICAN PETROFINA, INCORPORATED)
                         (SAME ADDRESS AS SHOWN BELOW)

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                                   FINA, INC.
               (FORMERLY NAMED AMERICAN PETROFINA, INCORPORATED)
                                   FINA PLAZA
                           8350 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206

                          INDEPENDENT AUDITORS' REPORT



The Pension Committee
FINA Capital Accumulation Plan:


We have audited the accompanying statements of net assets available for plan benefits of the FINA Capital Accumulation Plan as of December 31, 1997 and 1996, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the FINA Capital Accumulation Plan as of December 31, 1997 and 1996, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for plan benefits and the statements of changes in net assets available for plan benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and changes in net assets available for plan benefits of each fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



                                          KPMG Peat Marwick LLP


Dallas, Texas
April 17, 1998

                         FINA CAPITAL ACCUMULATION PLAN
   STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                           DECEMBER 31, 1997 AND 1996
                             (THOUSANDS OF DOLLARS)


                                                                                     Fund Information
                                                                     -------------------------------------------------
                                                                     FINA, Inc.   PetroFina                   Money
                                                                       common    S.A. common   U.S. Debt      market
                                                          Total        stock        stock      index fund      fund
                                                       ----------    ----------  -----------   ----------    ---------
DECEMBER 31, 1997:
    Investments, at fair value:
      FINA, Inc., Class A common stock (1,651,512
         shares; cost of $58,309)                       $ 105,697    $ 105,697    $      --    $      --    $      --
      PetroFina S.A., common stock (49,142
         shares; cost of $13,792)                          18,138           --       18,138           --           --
      Wells Fargo Nikko U.S. Debt Index Fund
         (455,782 shares; cost of $5,450)                   5,917           --           --        5,917           --
      American Balanced Fund, Inc. (674,707
         shares; cost of $9,348)                           10,579           --           --           --           --
      American New Perspective Global Equity
         Mutual Fund (539,981 shares; cost of $8,984)      10,459           --           --           --           --
      Wells Fargo Nikko Equity Index Fund (577,828
         shares; cost of $12,345)                          15,106           --           --           --           --
      Brandywine Growth Fund (130,990 shares:
         cost of $4,646)                                    4,046           --           --           --           --
      Money market investments                              6,324        1,113          710           --        4,454
      Employee loans receivable                             6,309           --           --           --           --
    Cash                                                        1            1           --           --           --
    Due from (to) other funds                                  --          (82)          --           --           --
    Accrued interest receivable                                27            5            1           --           21
                                                        ---------    ---------    ---------    ---------    ---------
         Plan assets                                      182,603      106,734       18,849        5,917        4,475
    Forfeitures available for future use                      (47)          --           --           --           --
    Fees payable                                              (45)         (33)         (10)          (1)          --
    Due to broker                                            (676)        (439)        (235)          --           --
                                                        ---------    ---------    ---------    ---------    ---------
              Net assets available for plan benefits    $ 181,835    $ 106,262    $  18,604    $   5,916    $   4,475
                                                        =========    =========    =========    =========    =========




                                                                                   Fund Information
                                                        ----------------------------------------------------------------------
                                                         Balanced      Global    Equity      Growth     Company      Employee
                                                           fund     equity fund index fund    fund     forfeitures    loans
                                                        ---------   ----------- ----------   --------- -----------   ---------
DECEMBER 31, 1997:
    Investments, at fair value:
      FINA, Inc., Class A common stock (1,651,512
         shares; cost of $58,309)                       $      --   $      --   $      --    $      --   $      --    $      --
      PetroFina S.A., common stock (49,142
         shares; cost of $13,792)                              --          --          --           --          --           --
      Wells Fargo Nikko U.S. Debt Index Fund
         (455,782 shares; cost of $5,450)                      --          --          --           --          --           --
      American Balanced Fund, Inc. (674,707
         shares; cost of $9,348)                           10,579          --          --           --          --           --
      American New Perspective Global Equity
         Mutual Fund (539,981 shares; cost of $8,984)          --      10,459          --           --          --           --
      Wells Fargo Nikko Equity Index Fund (577,828
         shares; cost of $12,345)                              --          --      15,106           --          --           --
      Brandywine Growth Fund (130,990 shares:
         cost of $4,646)                                       --          --          --        4,046          --           --
      Money market investments                                 --          --          --           --          47           --
      Employee loans receivable                                --          --          --           --          --        6,309
    Cash                                                       --          --          --           --          --           --
    Due from (to) other funds                                  --          --          --           --          --           82
    Accrued interest receivable                                --          --          --           --          --           --
                                                        ---------   ---------   ---------    ---------   ---------    ---------
         Plan assets                                       10,579      10,459      15,106        4,046          47        6,391
    Forfeitures available for future use                       --          --          --           --         (47)          --
    Fees payable                                               --          --          (1)          --          --           --
    Due to broker                                              --          --          (2)          --          --           --
                                                        ---------   ---------   ---------    ---------   ---------    ---------
              Net assets available for plan benefits    $  10,579   $  10,459   $  15,103    $   4,046   $      --    $   6,391
                                                        =========   =========   =========    =========   =========    =========

                                                                                                                      Continued

See accompanying notes to financial statements.

                         FINA CAPITAL ACCUMULATION PLAN
              STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS,
                      WITH FUND INFORMATION -- (CONTINUED)



                                                                           Fund Information
                                                                   --------------------------------------------
                                                                   FINA, Inc.  PetroFina                Money
                                                                    common    S.A. common  U.S. Debt    market
                                                         Total       stock       stock     index fund    fund
                                                       ---------   ---------   ---------   ---------  ---------
DECEMBER 31, 1996:
    Investments, at fair value:
      FINA, Inc., Class A common stock (1,588,436
         shares: cost of $51,833)                      $  76,642   $  76,642   $      --   $      --  $      --
      PetroFina S.A., common stock (48,921
         shares; cost of $13,255)                         15,573          --      15,573          --         --
      Wells Fargo Nikko U.S. Debt Index Fund
         (448,402 shares; cost of $5,084)                  6,289          --          --       6,289         --
      American Balanced Fund, Inc. (631,456
         shares; cost of $8,328)                           9,188          --          --          --         --
      American New Perspective Global Equity
         Mutual Fund (508,432 shares; cost of $7,882)      9,238          --          --          --         --
      Wells Fargo Nikko Equity Index Fund (453,870
         shares: cost of $6,898)                          10,079          --          --          --         --
      Money market investments                             5,989       1,346          62          --      4,569
      Employee loans receivable                            4,006          --          --          --         --
    Contributions receivable from employees                  575         152          29          58         31
    Contributions receivable from employing
      companies                                              451         347         104          --         --
    Accounts receivable                                      192          28           8          24         50
    Accrued interest receivable                               27           5           1          --         21
                                                       ---------   ---------   ---------   ---------  ---------
         Plan assets                                     138,248      78,520      15,777       6,371      4,671
    Forfeitures available for future use                     (18)         --          --          --         --
    Due to broker                                           (335)       (271)        (64)         --         --
                                                       ---------   ---------   ---------   ---------  ---------
              Net assets available for plan benefits   $ 137,895   $  78,249   $  15,713   $   6,371  $   4,671
                                                       =========   =========   =========   =========  =========


                                                                           Fund Information
                                                       -------------------------------------------------------------------
                                                       Balanced     Global      Equity     Growth      Company   Employee
                                                         fund     equity fund index fund    fund     forfeitures  loans
                                                       ---------  ----------- ----------  ---------  ----------- ---------
DECEMBER 31, 1996:
    Investments, at fair value:
      FINA, Inc., Class A common stock (1,588,436
         shares: cost of $51,833)                      $      --  $      --  $      --  $      --  $      --   $      --
      PetroFina S.A., common stock (48,921
         shares; cost of $13,255)                             --         --         --         --         --          --
      Wells Fargo Nikko U.S. Debt Index Fund
         (448,402 shares; cost of $5,084)                     --         --         --         --         --          --
      American Balanced Fund, Inc. (631,456
         shares; cost of $8,328)                           9,188         --         --         --         --          --
      American New Perspective Global Equity
         Mutual Fund (508,432 shares; cost of $7,882)         --      9,238         --         --         --          --
      Wells Fargo Nikko Equity Index Fund (453,870
         shares: cost of $6,898)                              --         --     10,079         --         --          --
      Money market investments                                --         --         --         --         12          --
      Employee loans receivable                               --         --         --         --         --       4,006
    Contributions receivable from employees                   97        102        105         --         --          --
    Contributions receivable from employing
      companies                                               --         --         --         --         --          --
    Accounts receivable                                       22         25         29         --          6          --
    Accrued interest receivable                               --         --         --         --         --          --
                                                       ---------  ---------  ---------  ---------  ---------   ---------
         Plan assets                                       9,307      9,365     10,213         --         18       4,006
    Forfeitures available for future use                      --         --         --         --        (18)         --
    Due to broker                                             --         --         --         --         --          --
                                                       ---------  ---------  ---------  ---------  ---------   ---------
              Net assets available for plan benefits   $   9,307  $   9,365  $  10,213  $      --  $      --   $   4,006
                                                       =========  =========  =========  =========  =========   =========

See accompanying notes to financial statements.



                         FINA CAPITAL ACCUMULATION PLAN
 STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                     YEARS ENDED DECEMBER 31, 1997 AND 1996
                             (THOUSANDS OF DOLLARS)

                                                                     Fund Information
                                                         -----------------------------------------------
                                                          FINA, Inc.   PetroFina                 Money
                                                           common     S.A. common U.S. Debt     market
                                                Total       stock         stock    index fund     fund
                                              ---------   ---------   ----------- ----------  ----------
YEAR ENDED DECEMBER 31, 1997:
     Contributions:
       Employees                              $   9,989   $   2,790   $     508   $     698   $     466
       Employing companies                        6,337       4,936       1,401          --          --
                                              ---------   ---------   ---------   ---------   ---------
                                                 16,326       7,726       1,909         698         466
                                              ---------   ---------   ---------   ---------   ---------
     Investment income:
       Dividends                                  6,760       5,027         540          --          --
       Interest                                     790          73          14          --         255
       Net appreciation(depreciation)
          in fair value of investments           33,891      25,271       2,442         523          --
                                              ---------   ---------   ---------   ---------   ---------
                                                 41,441      30,371       2,996         523         255
                                              ---------   ---------   ---------   ---------   ---------
     Transfers between funds                         -       (1,725)       (608)     (1,203)       (323)
                                              ---------   ---------   ---------   ---------   ---------
     Withdrawals and expenses:
       In cash and in kind                       13,498       8,157       1,367         459         586
       Forfeitures                                   28          22           6          --          --
       Other deductions (additions)                 301         180          33          14           8
                                              ---------   ---------   ---------   ---------   ---------
                                                 13,827       8,359       1,406         473         594
                                              ---------   ---------   ---------   ---------   ---------
       Net increase (decrease)
          in fair value of investments           43,940      28,013       2,891        (455)       (196)
     Net assets available for plan benefits:
       Beginning of year                        137,895      78,249      15,713       6,371       4,671
                                              ---------   ---------   ---------   ---------   ---------
       End of year                            $ 181,835   $ 106,262   $  18,604   $   5,916   $   4,475
                                              =========   =========   =========   =========   =========



                                                                     Fund Information
                                              -----------------------------------------------------------------------
                                               Balanced      Global     Equity     Growth      Company      Employee
                                                 fund     equity fund index fund    fund      forfeitures    loans
                                              ---------   ----------- ----------  ---------   -----------  ----------
YEAR ENDED DECEMBER 31, 1997:
     Contributions:
       Employees                              $   1,558   $   1,537   $   2,071   $     361   $      --  $      --
       Employing companies                           --          --          --          --          --         --
                                              ---------   ---------   ---------   ---------   ---------  ---------
                                                  1,558       1,537       2,071         361          --         --
                                              ---------   ---------   ---------   ---------   ---------  ---------
     Investment income:
       Dividends                                    397         225          --         571          --         --
       Interest                                      --          --          --          --          --        448
       Net appreciation(depreciation)
          in fair value of investments            1,478       1,119       3,644        (586)         --         --
                                              ---------   ---------   ---------   ---------   ---------  ---------
                                                  1,875       1,344       3,644         (15)         --        448
                                              ---------   ---------   ---------   ---------   ---------  ---------
     Transfers between funds                     (1,430)       (899)        217       3,908          --      2,063
                                              ---------   ---------   ---------   ---------   ---------  ---------
     Withdrawals and expenses:
       In cash and in kind                          713         869       1,016         205          --        126
       Forfeitures                                   --          --          --          --          --         --
       Other deductions (additions)                  18          19          26           3          --         --
                                              ---------   ---------   ---------   ---------   ---------  ---------
                                                    731         888       1,042         208          --        126
                                              ---------   ---------   ---------   ---------   ---------  ---------
       Net increase (decrease)
          in fair value of investments            1,272       1,095       4,890       4,046          --      2,385
     Net assets available for plan benefits:

       Beginning of year                          9,307       9,365      10,213          --          --      4,006
                                              ---------   ---------   ---------   ---------   ---------  ---------

       End of year                            $  10,579   $  10,460   $  15,103   $   4,046   $      --  $   6,391
                                              =========   =========   =========   =========   =========  =========

                                                                                                         Continued

 See accompanying notes to financial statements.


                         FINA CAPITAL ACCUMULATION PLAN
                  STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE
             FOR PLAN BENEFITS, WITH FUND INFORMATION - (CONTINUED)


                                                                   Fund Information
                                                         -------------------------------------------
                                                         FINA, Inc.  PetroFina                Money
                                                          common    S.A. common  U.S. Debt    market
                                                Total      stock      stock      index fund    fund
                                               --------  ---------  ----------   ----------  --------
YEAR ENDED DECEMBER 31, 1996:
    Contributions:
      Employees                                $  7,335  $   1,928  $      407   $      771  $    408
      Employing companies                         5,638      4,242       1,396           --        --
                                               --------  ---------  ----------   ----------  --------
                                                 12,973      6,170       1,803          771       408
                                               --------  ---------  ----------   ----------  --------
    Investment income:
      Dividends                                   5,819      4,212         522           --       164
      Interest                                      433         36          10            2        61
      Net appreciation (depreciation) in fair
         value of investments                       171     (3,670)        443          224        --
                                               --------  ---------  ----------   ----------  --------
                                                  6,423        578         975          226       225
                                               --------  ---------  ----------   ----------  --------
    Transfers between funds                          --       (576)       (824)      (1,036)     (442)
                                               --------  ---------  ----------   ----------  --------
    Withdrawals and expenses:
      In cash and in kind                         9,916      6,241       1,359          351       315
      Forfeitures                                    33         27           6           --        --
      Other deductions (additions)                  228        135          34           24       (12)
                                               --------  ---------  ----------   ----------  --------
                                                 10,177      6,403       1,399          375       303
                                               --------  ---------  ----------   ----------  --------
      Net increase (decrease)
         in fair value of investments             9,219       (231)        555         (414)     (112)
    Net assets available for plan benefits:
      Beginning of year                         128,676     78,480      15,158        6,785     4,783
                                               --------  ---------  ----------   ----------  --------
      End of year                              $137,895  $  78,249  $   15,713   $    6,371  $  4,671
                                               ========  =========  ==========   ==========  ========




                                                                        Fund Information
                                               ----------------------------------------------------------------
                                               Balanced    Global       Equity    Growth    Company    Employee
                                                 fund    equity fund  index fund   fund   forfeitures   loans
                                               --------  -----------  ----------  ------  -----------  --------
YEAR ENDED DECEMBER 31, 1996:
    Contributions:
      Employees                                $  1,220  $     1,278  $    1,323  $   --  $        --  $     --
      Employing companies                            --           --          --      --           --        --
                                               --------  -----------  ----------  ------  -----------  --------
                                                  1,220        1,278       1,323      --           --        --
                                               --------  -----------  ----------  ------  -----------  --------
    Investment income:
      Dividends                                     763          158          --      --           --        --
      Interest                                        3            3           5      --           --       313
      Net appreciation (depreciation) in fair
         value of investments                       259        1,180       1,735      --           --        --
                                               --------  -----------  ----------  ------  -----------  --------
                                                  1,025        1,341       1,740      --           --       313
                                               --------  -----------  ----------  ------  -----------  --------
    Transfers between funds                         518           82       1,415      --           --       863
                                               --------  -----------  ----------  ------  -----------  --------
    Withdrawals and expenses:
      In cash and in kind                           343          628         573      --           --       106
      Forfeitures                                    --           --          --      --           --        --
      Other deductions (additions)                   13           14          20      --           --        --
                                               --------  -----------  ----------  ------  -----------  --------
                                                    356          642         593      --           --       106
                                               --------  -----------  ----------  ------  -----------  --------
      Net increase (decrease)
         in fair value of investments             2,407        2,059       3,885      --           --     1,070
    Net assets available for plan benefits:
      Beginning of year                           6,900        7,306       6,328      --           --     2,936
                                               --------  -----------  ----------  ------  -----------  --------
      End of year                              $  9,307  $     9,365  $   10,213  $   --  $        --  $  4,006
                                               ========  ===========  ==========  ======  ===========  ========


 See accompanying notes to financial statements.

                         FINA CAPITAL ACCUMULATION PLAN

                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996


(1)      GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)      GENERAL

         The FINA Capital Accumulation Plan (the Plan) operates for the benefit of certain employees of FINA, Inc. (Company) and its subsidiaries and American Petrofina Holding Company, hereafter referred to as "employing companies." Employees who have completed one year of service are eligible to participate in the Plan; provided, however, that no employee may become a participant if the employee is a member of a collective bargaining unit, the recognized representative of which has not agreed to participation in the Plan by members of such unit.

         The Plan is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The following description of the Plan is provided for general purposes only. Participants should refer to the Plan document for more complete information.

         The Plan is administered by the Pension Committee appointed by and acting on behalf of the Board of Directors of the Company. Pursuant to the Plan's trust agreement, an independent trustee (Trustee) maintains custody of the Plan's assets. The Boston Safe Deposit and Trust Company serves as the independent trustee.

(b)     BASIS OF PRESENTATION

         The accompanying financial statements have been prepared on an accrual basis using fair values for investments. The fair values of investments other than employee loans are based on closing market quotations or listed redeemable values. Employee loans are valued at cost which approximates fair value. Security transactions are recorded on a trade date basis.

(c)      COSTS RELATING TO INVESTMENT SECURITIES

         Expenses relating to the purchase or sale of investment securities are added to the cost or deducted from the proceeds, respectively.

(d)      EXPENSES OF ADMINISTERING THE PLAN

         All external costs and expenses incurred in administering the Plan, including the fees and expenses of the Trustee, the fees of its Counsel and other administrative expenses, are the responsibility of the Plan.

(e)      CONTRIBUTIONS

         Participants may elect to contribute up to 6% (effective 1/1/96) of their basic compensation on an after-tax basis (Thrift Contribution), up to 10% on a pre-tax basis (Deferred Compensation Contribution), or a combination of pre-tax and after-tax contributions not exceeding 10% of their basic compensation. If a participant elects to make a Deferred Compensation Contribution, the participant must enter into a basic compensation reduction agreement authorizing the employing company to make such contribution on the participant's behalf.

         For each participant, an employing company will contribute an amount equal to the lesser of the aggregate Thrift and Deferred Compensation Contributions for the pay period or 6% (effective 1/1/96) pre-tax of the participant's basic compensation for the pay period (Matching Contribution). Matching Contributions are reduced by participants' forfeitures.

                         FINA CAPITAL ACCUMULATION PLAN

         Thrift and Deferred Compensation Contributions are paid to the Trustee in cash and Matching Contributions are paid to the Trustee in cash or the Company's Class A Common Stock.

(f)      INVESTMENT PROGRAM AND VESTING

         Participants may direct the investment of their Thrift and Deferred Compensation Contributions into a money market fund, U.S. debt index fund, balanced fund, equity index fund, global equity fund, growth fund, the Company's Class A common stock or Petrofina S.A. common stock; and the investment of the Matching Contributions into the Company's Class A common stock or Petrofina S.A. common stock. Participants become completely vested in contributions of the employing companies upon five years of service with the employing companies.

         A description of rights and provisions and an explanation of the treatment of withdrawals, forfeitures and other matters are contained in the Plan document.

         Participation in each investment option at December 31, 1997 and 1996 is presented below. The sum of participation by investment option is greater than the total number of Plan participants making contributions because participation is allowed in more than one investment option.

A summary of participants by investment options follows:


                                                    1997              1996
                                                    ----              ----

         Company Class A common stock              2,213             2,246
         Petrofina S.A. common stock               1,093             1,098
         U.S. debt index fund                        640               748
         Equity index fund                         1,158             1,107
         Balanced fund                               975             1,002
         Global equity fund                        1,019               999
         Money market fund                           499               613
         Brandywine fund                             430                 0


         On February 17, 1998, PetroFina S.A. ("PetroFina") and the Company announced that they had entered into a definitive agreement and plan of merger pursuant to which the Company will become an indirect, wholly-owned subsidiary of PetroFina. Under the terms of the agreement, current shareholders of the Company, other than PetroFina and its subsidiaries will receive in exchange for each FINA, Inc. share they currently hold $60 and a warrant entitling the holder to purchase nine-tenths (0.9) of one PetroFina American Depositary Share ("ADS") at an exercise price of $42.25 per ADS. Thus, each 10 warrants will entitle the holder of those warrants, upon payment of $380.25, to receive nine ADSs. The warrants will be exercisable for a period of five years from effective date of the merger. PetroFina intends to seek listing of the warrants on the New York Stock Exchange. The agreement was recommended by a Special Committee of the Board of Directors of the Company and approved by the Company's Board of Directors. Goldman, Sachs & Co. acted as a financial advisor to the Special Committee. The merger is subject to customary closing conditions. The Company and PetroFina also announced that they have entered into a Memorandum of Understanding with class counsel regarding the proposed comprehensive settlement of various class action lawsuits that had been filed relating to the transaction. The settlement is subject to, among other things, completion of definitive documentation relating to the settlement, court approval and consummation of the merger.

                         FINA CAPITAL ACCUMULATION PLAN

(g)      LOAN OPTION

         A participant may borrow from his or her Participant Deferred Account an amount which, when added to the greater of the total outstanding balance of all other loans to such Participant from the Plan or the highest outstanding balance of all such loans for the one-year period ending the day before the date of the loan, does not exceed up to one-half of the first $100,000 of such participant's vested interest under the Plan, or the amount allowed under
Section 72(p) of the Internal Revenue Code. Any such loan made to a participant shall be evidenced by a promissory note payable to the Trustee, shall bear a reasonable rate of interest, shall be secured by the borrowing participant's vested interest under the Plan and shall be repayable within five years; provided, however, that if such loan is to be used to acquire or construct any dwelling unit which within a reasonable time is to be used as a principal residence of the participant, the Committee may direct the Trustee to make such loan repayable over such period greater than five years. No withdrawal pursuant to any of the withdrawal provisions of the Plan may be made by a participant to whom a loan is outstanding from the Plan unless the Committee is satisfied that such loan will remain nontaxable and fully secured by the withdrawing participant's vested interest under the Plan following such withdrawal. At December 31, 1997, employee loans had maturities ranging from 1998 to 2012 and interest rates ranging from 7% to 9.5%.

(h)      FORM 5500 RECONCILIATION

         The net assets available for plan benefits and withdrawals reported in the Plan's 1997 and 1996 Form 5500's are different from the corresponding amounts reported in the accompanying financial statements by $0 and $1,191,981, respectively, as of and for the year ended December 31, 1997 and $1,191,981 and $333,616 respectively, as of and for the year ended December 31, 1996. These differences relate to the classification of withdrawals currently payable to participants.

(i)      USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of additions and deductions during the reporting period. Actual results could differ from those estimates.


(2)      FEDERAL INCOME TAXES

         The Plan has obtained from the Internal Revenue Service a determination letter dated March 19, 1996 indicating that the Plan qualifies under the provision of Sections 401(a) and 401(k) of the Internal Revenue Code and, accordingly, is exempt from Federal income taxes under Section 501(a). The United States Federal income tax status of the participants with respect to their contributions to the Plan is described in information submitted to the participants and, subject to certain limitations, such contributions are tax deferred.

 (3)     PLAN TERMINATION

         Although they have not expressed any intent to do so, the employing companies have the right under the Plan to discontinue their contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants will become 100% vested in their accounts.

                         FINA CAPITAL ACCUMULATION PLAN
               ITEM 27(A) - SCHEDULE OF ASSETS HELD FOR INVESTMENT
                                DECEMBER 31, 1997

                                                                     SCHEDULE 1

                                                                                                                        Current
                                                                                       Number of           Cost           Value
Identity of Marketable Investment                  Description of Investment         Shares/Units    (In thousands)  (In thousands)
---------------------------------                  -------------------------         ------------    --------------  --------------
FINA, Inc. Class A common stock *                  Common Stock                        1,651,512     $       58,309  $      105,697
PetroFina S.A. common stock *                      Common Stock                           49,142             13,792          18,138
Wells Fargo Nikko U.S. Debt Index Fund *           Commingled Trust Fund                 455,782              5,450           5,917
American Balanced Fund, Inc. *                     Mutual Fund                           674,707              9,348          10,579
American New Perspective Global Equity
     Mutual Fund *                                 Mutual Fund                           539,981              8,984          10,459
Wells Fargo Nikko Equity Index Fund *              Commingled Trust Fund                 577,828             12,345          15,106
Brandywine Growth Fund *                           Mutual Fund                           130,990              4,646           4,046
TBC, Inc. Pooled Employee Daily Liquidity Fund *   Money Market Fund                       6,324              6,324           6,324
Employee loans receivable *                        Employee loans with maturities
                                                   ranging from 1998 to 2012 and
                                                   interest rates ranging from 7%
                                                   to 9.5%                                                    6,309           6,309
                                                                                                     --------------    ------------

                                                                                                     $      125,507    $    182,575
                                                                                                     ==============    ============

See accompanying independent auditors' report.

* Party-in-interest

                         FINA CAPITAL ACCUMULATION PLAN
               ITEM 27(D) --- SCHEDULE OF REPORTABLE TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1997
                             (THOUSANDS OF DOLLARS)
                                                                     SCHEDULE 2
                                                                     ----------

                                                                                                           Current Value
                                                Number                                                      of Asset on
                                                  of       Purchase   Selling   Lease   Expense   Cost of   Transaction    Net
Description of Asset                         Transactions   Price      Price   Rental   Incurred   Asset       Date       Gain
--------------------                         ------------  --------   -------  ------   --------  -------  -------------  ----
PURCHASES:

   FINA, Inc. Class A common stock *                  60   $  9,595   $    --  $   --   $     --  $ 9,595  $       9,595   $--

   TBC Inc. Pooled Employee Daily
        Liquidity Fund *                             362   $ 40,883   $    --  $   --   $     --  $40,883  $      40,883   $--

   Wells Fargo Bk Nikko US Debt Index Fund *          45   $  7,087   $    --  $   --   $     --  $ 7,087  $       7,087   $--

   Wells Fargo Bk Nikko Equity Index Fund *          110   $ 14,407   $    --  $   --   $     --  $14,407  $      14,407   $--

* Party-in-interest

                        FINA CAPITAL ACCUMULATION PLAN
        ITEM 27(d) -- SCHEDULE OF REPORTABLE TRANSACTIONS (CONTINUED)

                                                                                                           Current Value
                                                Number                                                      of Asset on
                                                  of       Purchase   Selling   Lease   Expense   Cost of   Transaction    Net
Description of Asset                         Transactions   Price      Price   Rental   Incurred   Asset       Date        Gain
--------------------                         ------------  --------   -------  ------   --------  -------  -------------  -------

SALES:

   FINA, Inc. Class A common stock *                17   $    --   $ 3,811  $   --   $     --  $ 2,007   $    3,811     $ 1,804

   TBC Inc. Pooled Employee Daily
        Liquidity Fund *                           435   $    --   $40,548  $   --   $     --  $40,548   $   40,548     $    --

   Wells Fargo Bk Nikko US Debt Index Fund *       102   $    --   $ 1,681  $   --   $     --  $ 1,637   $    1,681     $    44

   Wells Fargo Bk Nikko Equity Index Fund *         94   $    --   $13,025  $   --   $     --  $ 8,962   $   13,025     $ 4,063


See accompanying independent auditors' report.

* Party-in-interest